Exhibit 99.1
Press Release
Netezza Announces Fourth Quarter and Full Fiscal Year 2008 Financial Results
Fourth quarter performance driven by revenue increase of 48% over prior year
Fourth quarter GAAP diluted EPS increases to $0.05
Framingham, Mass. — February 28, 2008 — Netezza Corporation (NYSE Arca: NZ), the global leader in analytic appliances, today announced its financial results for the fourth quarter and fiscal year ended January 31, 2008.
Jit Saxena, Netezza’s Chairman and Chief Executive Officer, stated, “We are very pleased with our fourth quarter and our fiscal year 2008 results. Throughout the year we saw accelerating momentum in our business both from our current customers and with new customers. This momentum allows us to continue to invest in our product development and distribution channels to better address our customers’ needs and the market opportunity in front of us.”
Results for the Fourth Quarter of Fiscal Year 2008
Total revenue for the fourth quarter of fiscal 2008 increased 48% to $39.5 million compared with $26.7 million for the same period one year ago. GAAP net income attributable to common stockholders for the fourth quarter of fiscal 2008 was $3.4 million compared with a GAAP net loss attributable to common stockholders of $1.9 million for the same period one year ago. Non-GAAP net income attributable to common stockholders for the fourth quarter of fiscal 2008 was $4.6 million compared with a non-GAAP net loss attributable to common stockholders of $0.1 million for the same period one year ago. GAAP diluted net income per share for the fourth quarter of fiscal 2008 was $0.05 compared with a GAAP diluted net loss per share of $0.26 for the same period one year ago. Non-GAAP diluted net income per share for the fourth quarter of fiscal 2008 was $0.07 compared with a non-GAAP diluted net loss per share of $0.01 for the same period one year ago.
Results for Fiscal Year 2008
Total revenue for fiscal year 2008 increased 59% to $126.7 million compared with $79.6 million for fiscal year 2007. GAAP net loss attributable to common stockholders for fiscal year 2008 was $0.9 million compared with a GAAP net loss attributable to common stockholders of $13.9 million for fiscal year 2007. Non-GAAP net income attributable to common stockholders for fiscal year 2008 was $6.3 million compared with a non-GAAP net loss attributable to common stockholders of $7.1 million for fiscal year 2007. GAAP diluted net loss per share for fiscal year 2008 was $0.03 compared with a GAAP diluted net loss per share of $1.90 for fiscal year 2007. Non-GAAP diluted net income per share for fiscal year 2008 was $0.18 compared with a non-GAAP diluted net loss per share of $0.97 for fiscal year 2007.
Non-GAAP net income (loss) attributable to common stockholders, non-GAAP diluted net income per share and non-GAAP operating income exclude non-cash stock based compensation and, where applicable, accretion of preferred stock dividends. A reconciliation of GAAP to non-GAAP results has been provided in the financial statements included in this press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”
At January 31, 2008, total cash and marketable securities were $137.1 million, compared with $5.0 million at January 31, 2007. Netezza’s initial public offering in July 2007 raised proceeds of $113.0 million, net of expenses. The company had no outstanding debt at January 31, 2008, compared with $6.5 million at January 31, 2007.
Financial Guidance:
“We are extremely pleased with our fourth quarter and fiscal year 2008 financial results, which demonstrated continued momentum across all dimensions of our business,” said Patrick Scannell, Senior Vice President and Chief Financial Officer of Netezza. “For fiscal year 2008, we recorded non-GAAP operating income of 4% and GAAP operating income was approximately break-even. Based upon our traction in the marketplace, we are raising our fiscal year 2009 revenue guidance from $160 million to $165 - $168 million. As we continue to accelerate top line revenue growth, while aggressively investing in all disciplines across our business to support this growth, for fiscal year 2009, we are targeting non-GAAP operating income of 7-9% and GAAP operating income of 1-2%.”
Use of Non-GAAP Financial Measures:
To supplement Netezza’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Netezza is presenting certain non-GAAP measures of financial performance. Netezza believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Netezza’s performance by excluding certain non-cash items that may not be indicative of Netezza’s core business or future outlook. The presentation of these non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Netezza’s results of operations as determined in accordance with GAAP.
The non-GAAP financial measures presented by Netezza exclude non-cash stock-based compensation and, where applicable, accretion of preferred stock dividends. Because of the varying valuation methodologies and assumptions that companies use under FAS123R, Netezza’s management believes that excluding non-cash stock-based compensation allows investors to analyze Netezza’s recurring business over multiple periods and provide more meaningful comparison with other companies. Upon the closing of Netezza’s public offering, accretion of preferred dividends was no longer applicable due to the conversion of preferred stock to common stock, and is therefore excluded to aid in comparing current and future operating results with those of past periods. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures provided in the financial statements included in this press release.
Fourth Quarter Conference Call:
Netezza will host a conference call and webcast at 8:30 AM Eastern Time (5:30 AM Pacific Time) on February 28, 2008 to discuss its fourth quarter and full fiscal year 2008 results and business outlook.
The conference call can be accessed by dialing +1 866 356-3095 for participants in the United States and by dialing +1 617 597-5391 for participants outside the United States. The passcode for the conference call is 19087295. A telephonic replay of the conference call will also be available two hours after the call and will run for two weeks. The replay can be accessed by dialing +1 888 286-8010 for participants in the United States and by dialing +1 617 801-6888 for participants outside the United States. The passcode for the replay is 73192491.
The webcast will be accessible from the “Investor Relations” section of Netezza’s website (http://www.netezza.com). The webcast will be archived on Netezza’s website for a period of one year.
About Netezza Corporation:
Netezza is the global leader in analytic appliances that dramatically simplify high-performance analytics for business users across the extended enterprise, delivering significant competitive and operational advantage in today’s information-intensive marketplaces. The Netezza Performance Server® (NPS®) family of streaming analytic™ appliances brings appliance simplicity to a broad range of complex data warehouse and analytic challenges. Based in Framingham, Mass., Netezza has offices in Washington, DC, the United Kingdom and Asia Pacific. For more information about Netezza, please visit www.netezza.com.
For Netezza Investors:
The statements set forth above include forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to Netezza’s future financial performance and Netezza’s business prospects. These statements involve risk and uncertainties, including: market demand for our products; our limited operating history and history of losses; quarterly fluctuation of our business; our ability to attract and retain key personnel; competition in the data warehouse market; our dependence on certain key customers; our ability to protect our patents and intellectual property; our ability to defend against third party infringement claims, other litigation and contingent liabilities; and risks relating to operating internationally. For a further list and description of risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements in this release, we refer you to the “Risk Factors” section of Netezza’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2007, which is on file with the SEC and is available in the investor relations section of Netezza’s website at http://www.netezza.com and on the SEC website at http://www.sec.gov. In addition, the forward-looking statements included in this press release represent our views as of February 28, 2008. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to February 28, 2008.

Netezza Corporation
Condensed Consolidated Balance Sheets
(in thousands)

	January 31,	January 31,
	2008	2007
	(unaudited)

Assets

Current assets
Cash and cash equivalents	$46,184	$5,018
Short term marketable securities	90,924	—
Accounts receivable	19,999	31,834
Inventory	31,611	26,239
Restricted cash	379	—
Other current assets	4,038	1,370

Total current assets	193,135	64,461

Property and equipment, net	5,467	4,228
Restricted cash	—	379
Other long-term assets	150	131

Total assets	$198,752	$69,199

Liabilities, convertible redeemable preferred stock and stockholders’ equity (deficit)

Current liabilities
Accounts payable	5,533	12,683
Accrued expenses	5,494	4,290
Accrued compensation and benefits	5,244	4,388
Current portion of note payable to bank	—	2,436
Refundable exercise price for restricted stock	—	24
Deferred revenue	30,588	14,741

Total current liabilities	46,859	38,562
Long-term deferred revenue	15,418	9,765
Note payable to bank, net of current portion	—	4,099
Preferred stock warrant liability	—	765

Total liabilities	62,277	53,191

Total convertible redeemable preferred stock	—	97,131

Total stockholders’ equity (deficit)	136,475	(81,123)

Total liabilities, convertible redeemable preferred stock and stockholders’ equity (deficit)	$198,752	$69,199

Netezza Corporation
Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the twelve months ended
	January 31		January 31
	2008	2007	2008	2007

Revenue
Product	$32,164	$21,995	$102,994	$64,632
Services	7,362	4,673	23,692	14,989

Total revenue	39,526	26,668	126,686	79,621

Cost of revenue
Product	13,296	8,959	42,527	26,697
Services	2,143	1,521	7,716	5,403

Total cost of revenue	15,439	10,480	50,243	32,100

Gross Profit	24,087	16,188	76,443	47,521

Operating Expenses
Sales and marketing	12,451	10,039	43,210	32,908
Research and development	7,142	4,823	23,880	18,037
General and administrative	2,556	1,591	8,950	4,827

Total operating expenses	22,149	16,453	76,040	55,772

Operating income (loss)	1,938	(265)	403	(8,251)

Interest income	1,540	59	2,971	414
Interest expense	—	261	717	765
Other income, net	49	10	298	627

Income (loss) before income taxes	$3,527	$(457)	$2,955	$(7,975)

Provision for income taxes	118	—	961	—

Net income (loss)	$3,409	$(457)	$1,994	$(7,975)

Accretion to preferred stock	—	1,483	2,853	5,931

Net income (loss) attributable to common stockholders	$3,409	$(1,940)	$(859)	$(13,906)

Net income (loss) per common share:
Basic	$0.06	$(0.26)	$(0.03)	$(1.90)
Diluted	$0.05	$(0.26)	$(0.03)	$(1.90)

Shares used in per common share calculations:
Basic	57,505	7,469	33,989	7,319
Diluted	63,484	7,469	33,989	7,319

Netezza Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share amounts and percentages)
(unaudited)

	For the three months ended		% Change for	For the twelve months ended		% Change for
	January 31		three months	January 31		twelve months
	2008	2007	(1)	2008	2007	(2)

Non-GAAP financial measures and reconciliation:

GAAP cost of product revenue	$13,296	$8,959		$42,527	$26,697
Non-cash stock-based compensation (3)	23	3		94	12

Non-GAAP cost of product revenue	$13,273	$8,956		$42,433	$26,685

GAAP cost of services revenue	$2,143	$1,521		$7,716	$5,403
Non-cash stock-based compensation (3)	32	9		116	19

Non-GAAP cost of services revenue	$2,111	$1,512		$7,600	$5,384

GAAP gross profit	$24,087	$16,188		$76,443	$47,521
Non-cash stock-based compensation (3)	55	12		210	31

Non-GAAP gross profit	$24,142	$16,200		$76,653	$47,552

GAAP sales and marketing expenses	$12,451	$10,039	24%	$43,210	$32,908	31%
Non-cash stock-based compensation (3)	354	75		1,222	207

Non-GAAP sales and marketing expenses	$12,097	$9,964	21%	$41,988	$32,701	28%

GAAP research and development expenses	$7,142	$4,823	48%	$23,880	$18,037	32%
Non-cash stock-based compensation (3)	350	74		1,007	160

Non-GAAP research and development expenses	$6,792	$4,749	43%	$22,873	$17,877	28%

GAAP general and administrative expenses	$2,556	$1,591	61%	$8,950	$4,827	85%
Non-cash stock-based compensation (3)	431	198		1,832	479

Non-GAAP general and administrative expenses	$2,125	$1,393	53%	$7,118	$4,348	64%

GAAP operating expenses	$22,149	$16,453	35%	$76,040	$55,772	36%
Non-cash stock-based compensation (3)	1,135	347		4,061	846

Non-GAAP operating expenses	$21,014	$16,106	30%	$71,979	$54,926	31%

GAAP operating income (loss)	$1,938	$(265)		$403	$(8,251)
Non-cash stock-based compensation (3)	1,190	359		4,271	877

Non-GAAP operating income (loss)	$3,128	$94		$4,674	$(7,374)

GAAP net income (loss) attributable to common stockholders	$3,409	$(1,940)		$(859)	$(13,906)
Non-cash stock-based compensation (3)	1,190	359		4,271	877
Accretion to preferred stock (4)	—	1,483		2,853	5,931

Non-GAAP net income (loss) attributable to common stockholders	$4,599	$(98)		$6,265	$(7,098)

GAAP net income (loss) per common share — basic	$0.06	$(0.26)		$(0.03)	$(1.90)
Non-cash stock-based compensation (3)	0.02	0.05		0.13	0.12
Accretion to preferred stock (4)	—	0.20		0.08	0.81

Non-GAAP net income (loss) per common share — basic	$0.08	$(0.01)		$0.18	$(0.97)

GAAP net income (loss) per common share — diluted	$0.05	$(0.26)		$(0.03)	$(1.90)
Non-cash stock-based compensation (3)	0.02	0.05		0.13	0.12
Accretion to preferred stock (4)	—	0.20		0.08	0.81

Non-GAAP net income (loss) per common share — diluted	$0.07	$(0.01)		$0.18	$(0.97)

Shares used in per common share calculations:
Basic	57,505	7,469		33,989	7,319
Diluted	63,484	7,469		33,989	7,319
Notes:

(1)	Percentage change for the three months ended January 31, 2008 as compared with the three months ended January 31, 2007.

(2)	Percentage change for the twelve months ended January 31, 2008 as compared with the twelve months ended January 31, 2007.
Footnotes — Adjustments:

(3)	Represents non-cash compensation charges associated with stock options granted as follows:

	For the three months ended		For the twelve months ended
	January 31		January 31
	2008	2007	2008	2007
Cost of product revenue	$23	$3	$94	$12
Cost of services revenue	32	9	116	19
Sales and marketing	354	75	1,222	207
Research and development	350	74	1,007	160
General and administrative	431	198	1,832	479

Total non-cash stock-based compensation expense	$1,190	$359	$4,271	$877

(4)	Represents accretion of preferred stock dividends on Netezza’s Series A through D convertible redeemable preferred stock prior to its conversion to common stock on July 24, 2007.

Contact:
Investor Contact:
Patrick J. Scannell, Jr., Senior Vice President & Chief Financial Officer
+1-508-665-4623
ir@netezza.com
Media Contact:
Virginia Lux, Director of Marketing Communications
+1-508-665-5794
vlux@netezza.com